UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2006

                            Playboy Enterprises, Inc.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                  001-14790                 36-4249478

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(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)

               680 North Lake Shore Drive, Chicago, Illinois 60611
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 751-8000


                                 Not applicable.
     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 7--Regulation FD

Item 7.01. Regulation FD Disclosure.

         Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Playboy Enterprises, Inc., dated June 22, 2006, announcing the acquisition of Club Jenna Inc.


                  Section 9--Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits

         99.1     Press Release issued by Playboy Enterprises, Inc. on June 22,
                  2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 22, 2006                    PLAYBOY ENTERPRISES, INC.


                                          By:  /s/ Linda G. Havard
                                               -----------------------------
                                               Linda G. Havard
                                               Executive Vice President,
                                               Finance and Operations, and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         ------            -----------

         99.1              Press Release issued by Playboy Enterprises, Inc. on
                           June 22, 2006.